UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2010

Liberty Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

12300 Liberty Boulevard, Englewood, Colorado 80112
(Address of Principal Executive Office)

(303)220-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition / Item 7.01 Regulation FD Disclosures

On February 18, 2010, Liberty Global, Inc. (LGI) disposed of its ownership interests in three of its subsidiaries (the J:COM Disposal Group) which directly or indirectly, including through certain trust arrangements, held LGI’s ownership interest in Jupiter Telecommunications Co., Ltd. (J:COM), a broadband communications provider in Japan.

During the first quarter of 2010, LGI initiated the process of centralizing the direct-to-home satellite (DTH) operations of its UPC Broadband Division into a Luxembourg-based organization and began reporting the DTH operations under a centralized management structure within the UPC Broadband Division’s Central and Eastern Europe reportable segment.  Previously, these operations, which provide DTH services to customers in the Czech Republic, Hungary, Romania and Slovakia, were managed by the respective local management in these countries with support from the UPC Broadband Division’s central operations, and accordingly, were included in the results of the UPC Broadband Division’s Central and Eastern Europe and central operations segments.  As a result of this change, the DTH operating results that were previously reported in the UPC Broadband Division’s central operations are now reported within the UPC Broadband Division’s Central and Eastern Europe segment.

LGI has accounted for the J:COM Disposal Group as a discontinued operation and reflected the segment changes described above in (i) the condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the first quarter of 2010 and (ii) the consolidated financial statements included in its Current Report on Form 8-K dated May 11, 2010.

The following tables present LGI’s revenue and operating cash flow by segment for each of the quarterly periods of 2009 after giving retroactive effect to the presentation of the J:COM Disposal Group as a discontinued operation, the changes to our reportable segments, as described above, and certain other reclassifications necessary to conform to our 2010 financial statement presentation.

	Revenue
	Three months ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
	in millions unaudited

UPC Broadband Division:
The Netherlands	$266.9	$277.4	$288.4	$307.0
Switzerland	238.1	248.7	259.1	274.7
Other Western Europe	194.4	202.6	211.5	226.8
Total Western Europe	699.4	728.7	759.0	808.5
Central and Eastern Europe	253.9	270.7	293.9	302.0
Central operations	—	0.3	0.1	0.8
Total UPC Broadband Division	953.3	999.7	1,053.0	1,111.3

Telenet (Belgium)	374.2	397.7	436.9	465.8
VTR (Chile)	155.8	172.7	179.7	192.6
Austar (Australia)	108.5	127.6	141.1	156.7
Corporate and other	124.4	131.6	139.8	153.1
Intersegment eliminations	(18.7)	(18.1)	(20.1)	(21.2)

Total	$1,697.5	$1,811.2	$1,930.4	$2,058.3

	Operating Cash Flow
	Three months ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
	in millions unaudited

UPC Broadband Division :
The Netherlands	$152.7	$159.2	$174.8	$178.7
Switzerland	130.5	138.9	147.8	147.2
Other Western Europe	88.8	94.3	99.3	109.9
Total Western Europe	372.0	392.4	421.9	435.8
Central and Eastern Europe	129.9	135.5	156.5	152.4
Central operations	(41.6)	(34.1)	(39.0)	(50.5)
Total UPC Broadband Division	460.3	493.8	539.4	537.7

Telenet (Belgium)	190.6	208.4	220.5	213.1
VTR (Chile)	61.4	70.2	74.5	82.3
Austar (Australia)	37.5	45.8	50.1	52.0
Corporate and other	(3.7)	(5.9)	4.4	(0.3)

Total	$746.1	$812.3	$888.9	$884.8

The following table provides a reconciliation of LGI’s total segment operating cash flow from continuing operations to operating income:

	Three months ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
	in millions unaudited

Total segment operating cash flow from continuing operations	$746.1	$812.3	$888.9	$884.8
Stock-based compensation expense	(25.5)	(33.3)	(39.5)	(30.8)
Depreciation and amortization	(483.3)	(507.0)	(538.4)	(553.6)
Impairment, restructuring and other operating charges, net	(0.7)	(123.3)	(1.8)	(12.5)
Operating income	$236.6	$148.7	$309.2	$287.9

The information contained herein is being furnished to the SEC under both Item 2.02 “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure” of Form 8-K. The information furnished pursuant to this Form 8-K shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of LGI’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless LGI expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.

	By:	/s/ Randy L. Lazzell
Name: Randy L. Lazzell
Title: Vice President

Date: June 2, 2010